EXHIBIT 10.1(b)



                              STARCRAFT CORPORATION
                            1997 STOCK INCENTIVE PLAN



    1. Purpose. The purpose of the Starcraft Automotive Corporation 1997 Stock Incentive plan (the "Plan") is to provide to certain directors, officers (including officers who are members of the Board of Directors) and other key employees of Starcraft Automotive Corporation (the "Corporation") and its majority-owned and wholly-owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries") who are materially responsible for the management or operation of the business of the Corporation or a Subsidiary, a favorable opportunity to acquire shares of Common Stock, without par value, of the Corporation ("Common Stock"), thereby providing them with an increased incentive to work for the success of the Corporation and the Subsidiaries and better enabling each such entity to attract and retain capable directors and executive personnel.

    2. Administration of the Plan. The Plan shall be administered, construed and interpreted by a Committee (the "Committee"). The Committee shall consist of at least two (2) members of the Board of Directors, who shall be designated from time to time by the Board of Directors. No member of the Committee shall, during the one year prior to his service at any time as a member of the Committee. have been granted or awarded equity securities pursuant to this Plan or any other an of the Corporation or any of its Subsidiaries, except:

                           (i) a formula  plan  meeting the  conditions  of Rule
                  16b-3(c)(2)(ii) promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

                           (ii) an ongoing  securities  acquisition plan meeting
                  the  conditions  of  Rule  16b-3(d)(2)(i)   promulgated  under
                  Section 16 of the 1934 Act; or

                           (iii) another plan or arrangement a grant or award under which does not, in the opinion of the Corporation's counsel, cause a member of the Committee to fail to qualify as a "disinterested person" under Rule 16b- 3(c)(2)(i) promulgated under Section 16 of the 1934 Act.

The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

                  (a) the  individuals  to whom  options (the  "Optionees")  and
         restricted   share  awards  shall  be  granted   under  the  Plan  (the
         "Awardees");



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                  (b) the time when options or restricted shares of Common Stock shall be granted hereunder;

                  (c) the number of shares of Common Stock of the Corporation to be covered under each option or restricted share grant and the amount of any cash awards;

                  (d) the option price to be paid upon the exercise of each option;

                  (e) the price to be paid, if any, for restricted shares;

                  (f) the period within which each option may be exercised;

                  (g) the period of restrictions for restricted share grants;

                  (h) the extent to which an option is an incentive stock option or a non-qualified stock option; and

                  (i) the terms and conditions of the respective Option Agreements or Restricted Share Agreements by which options or restricted shares, whichever is applicable, granted shall be evidenced.

The Committee shall also have authority to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan. Such authority shall include, but not be limited to authorizing the Employee Options Committee to grant options to eligible persons, as provided in Section 3 hereof, other than executive officers.

    3. Eligibility. The Committee may, consistent with the terms hereof, grant options, restricted shares, or cash awards (the "Awards") to directors, officers (including officers who are members of the Board of Directors) and other key employees of the Corporation or of a Subsidiary who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Corporation or of a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code")) shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the incentive stock option and such incentive stock option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

    4. Stock Subject to the Plan. The maximum number of shares with respect to which options and restricted share awards may be made under this Plan is 250,000 shares of Common Stock, which shall be authorized but unissued shares of the Corporation. Subject to Section 7 hereof, the shares for which awards may be granted under the Plan shall not exceed that number. If any option shall expire or terminate for any reason without having been exercised in full, or if any restricted share grant is forfeited in whole or in part, the



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unpurchased  or forfeited  shares  subject  thereto shall (unless the Plan shall have terminated) become available for other Awards under the Plan.

    5. Terms of Option. Each option granted under the Plan shall be evidenced by a Stock Option Agreement between the Corporation and the Optionee and shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

                  (a) Option Price. The price to be paid for shares of stock upon the exercise of such option shall be determined by the Committee at the time such option is granted, but such price in the case of an incentive stock option shall not be less than the fair market value, as determined by the Committee consistent with Treas. Reg. Section 20.2031-2 and the requirements of Section 422 of the Code, of such stock on the date on which such option is granted; and provided further that the Committee may in no event award non-qualified stock options at a price less than 85% of the fair market value of the Common Stock on the date of grant, as determined by the Committee consistent with Treas. Reg. ss. 2031-2.

                  (b) Period for Exercise of Option. An option shall not be exercisable (i) before a six (6) month period beginning on the date of grant or, if later, the date on which the Plan is approved by the Corporation's shareholders or (ii) after the expiration of such period as shall be fixed by the Committee at the time such option is granted, but such period in no event shall exceed ten (10) years and one (1) day from the date on which such option is granted; provided, however, that incentive stock options granted hereunder shall have terms not in excess of ten (10) years. Options granted to directors of the
         Corporation   who  are  not  employees  of  the   Corporation   or  its
         Subsidiaries ("Outside Directors") shall be for a term of five (5) years and one day from the date of grant thereof, and shall be exercisable in full following the later of (i) six (6) months after the date of grant, or (ii) six (6) months after the date on which the Plan is approved by the Corporation's shareholders. Options shall be subject to earlier termination as hereinafter provided.

                  (c) Exercise of Options. The option price of each share of stock purchased upon exercise of an option shall be paid in full (i) in cash at the time of such exercise, (ii) if the Optionee may do so in conformity with Regulation T (12 C.F.R. Section 220.3(e)(4)) and without violating Section 16(b) or (c) of the 1934 Act and subject to approval by the Committee, pursuant to a broker's cashless exercise procedure, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Corporation the total option price in cash and, if desired, the amount of any taxes to be withheld from the Optionee's compensation as a result of any withholding tax obligation of the Corporation or any of its Subsidiaries, as specified in such notice, or (iii) subject to the approval of the Committee, by tendering to the Corporation whole shares of the Corporation's Common Stock owned by him, or any combination of whole shares of the Corporation's Common Stock owned by him and cash, having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. For this purpose, any shares so



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         tendered by an Optionee  shall be deemed to have a fair market value as determined  by  the  Committee  consistent  with  Treas.  Reg.  Section
         20.2031-2 and the requirements of Section 422 of the Code. The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at
         such  times  during  their  term  as  the  Committee   may   determine.
         Installments not purchased in earlier periods shall be cumulated and be
         available  for  purchase  in  later  periods.   Subject  to  the  other
         provisions of this Plan, an option may be exercised at any time or from time to time during the term of the option as to any or all whole shares which have become subject to purchase pursuant to the terms of the option or the Plan, but not at any time as to fewer than one hundred (100) shares unless the remaining shares which have become subject to purchase are fewer than one hundred (100) shares. An option may be exercised only by written notice to the Corporation, mailed to the attention of its Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Corporation his or their right to exercise the option), specifying the number of shares in respect of which it is being exercised, and accompanied by payment in full by cash or check in the amount of the aggregate option price for the shares, by delivery of the irrevocable broker instructions referred to above or if the Committee has approved the use of the stock swap feature provided for above, followed as soon as practicable by the delivery of the option price for such shares.

                  (d) Certificates. The certificate or certificates for the shares as to which the option is exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered to or upon the order of such person or persons, as soon as practicable after such written notice is received by the Corporation. An Optionee shall not have any rights of a shareholder in respect to the shares of stock subject to an option until such shares are purchased upon exercise of such option.

                  (e) Termination of Option. If an Optionee (other than an Outside Director) ceases to be an employee of the Corporation and the Subsidiaries for any reason other than retirement, permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), or death, any option granted to him shall forthwith terminate; provided, that the Committee may authorize an option agreement to provide that the option will continue to be exercisable until a date following termination, but such date shall not be later than the later of (i) the date 30 days after termination of employment, or (ii) the last day of the month in which the last of the incentive stock options, if any, subject to the option agreement become exercisable. Leave of absence approved by the Committee shall not constitute cessation of employment. If an Optionee (other than an Outside Director) ceases to be an employee of the Corporation and the Subsidiaries by reason of retirement, any option granted to him may be exercised by him in whole or in part within three
         (3) months after the date of his retirement, whether or not the option was otherwise exercisable at the date of his retirement. (The term "retirement" as used herein means such termination of employment as shall entitle such individual to early or normal retirement benefits under any then existing pension plan of the Corporation or a Subsidiary). If an Optionee (other than an Outside Director) ceases to be an employee of the Corporation and the Subsidiaries by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of



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         the Code),  any option  granted to him may be exercised by him in whole or in part within one (1) year after the date of his termination of employment by reason of such disability whether or not the option was otherwise exercisable at the date of such termination. In the event of the death of an Optionee while in the employ of the Corporation or a Subsidiary, or within three (3) months after the date of his retirement or within one (1) year after the termination of his employment by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), any option granted to him may be exercised in whole or in part at any time within one (1) year after the date of such death by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution until the expiration of the option term as fixed by the Committee, whether or not the option was otherwise exercisable at the date of his death. Options granted to Outside Directors shall cease to be exercisable six (6) months after the date such Outside Director is no longer a director of the Corporation for any reason. In the event of the death of an Optionee who is an Outside Director while serving as a director of the Corporation or within six
         (6) months after he ceases to be a director of the Corporation, any option granted to him may be exercised in whole or in part at any time within one (1) year after the date of such death by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution until the expiration of the option term fixed by the Committee, whether or not the option was otherwise exercisable at the date of his death. Notwithstanding anything in the foregoing to the contrary, no option shall in any event be exercisable after the expiration of the period fixed by the Committee in accordance with subsection (b) above.

                  (f) Nontransferability of Option. An Option may not be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, and during the lifetime of the Optionee shall be exercisable only by him or his guardian or legal representative.

                  (g) Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of Section 422 of the Code. If the immediate exercisability of incentive stock options arising from the retirement, death or permanent and total disability of an Optionee pursuant to Section 5(e) above would cause this $100,000 limitation to be exceeded for an Optionee, the Committee shall convert as of the date on which such incentive stock options become exercisable all or a portion of the outstanding incentive stock options held by such Optionee to non-qualified stock options to the extent necessary to comply with the $100,000 limitation.



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                  (h) Investment  Representations.  Unless the Shares Subject to
         an option are registered under applicable federal and state securities laws, each Optionee by accepting an option shall be deemed to agree for himself and his legal representatives that any option granted to him and any and all shares of Common Stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Unless the shares subject to an option are registered under applicable federal and state securities laws, each notice of the exercise of any portion of an option shall be accompanied by a representation in writing, signed by the Optionee or his legal representatives, as the case may be, that the shares of Common Stock are being acquired in good faith for investment and not with a view to, or for sale in connection with, any
         distribution   thereof   (except  in  case  of  the  Optionee's   legal
         representatives for distribution, but not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any shares issued pursuant to an exercise of an option may bear a legend evidencing such representations and restrictions.

    6. Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under Section 422 of the Code or non-qualified stock options. All options granted hereunder will be clearly identified as either incentive stock options or non-qualified stock options. In no event shall the exercise of an incentive stock option affect the right to exercise any non-qualified stock option. nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person; provided, however, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

    7. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change after the effective date of the Plan in the nature of the shares of stock of the Corporation, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan, and in the option price under and restricted share price and the number and kind of shares covered by outstanding Awards granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

    8. Restricted Share Awards. The Committee may also grant restricted share awards of Common Stock which entitle Awardees to receive shares of Common Stock. Each restricted share award shall be evidenced by a Restricted Share Agreement between the Corporation and the Awardee which such Agreement shall set forth the terms and conditions of the award to the extent not inconsistent with the provisions of the Plan. A restricted share award may provide for the crediting or payment to do Awardee, on each dividend payment date, of an amount equal to the dividends on awarded shares. A restricted share award may also provide for the distribution of shares subject to the following conditions:



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                  (a) the shares  may not be  distributed  earlier  than six (6)
         months after grant;

                  (b) the shares may not be transferred until the lapsing of the forfeiture provisions;

                  (c) the shares shall be deposited with the Secretary of the Corporation;

                  (d) dividends on awarded shares shall be distributed at such times as are determined by the Committee; and

                  (e) the shares shall be subject to forfeiture under the circumstances described in the Restricted Share Agreement between the Corporation and the Awardee.

Each restricted share award shall provide for the distribution of the awarded shares free of all restrictions at such time or times as the Committee shall determine, and specify in the Restricted Share Agreement.

    9. Tax Withholding. Whenever the Corporation proposes or is required to issue or transfer shares under the Plan, the Corporation shall have the right to require the Awardee or his legal representative to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local tax withholding requirements prior to the delivery of any certificate or certificates for such shares or lifting the legends on Common Stock subject to restrictions, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding requirements; provided, however, that to the extent expressly provided in a Stock Option Agreement or Restricted Share Agreement, the Corporation may make an additional cash payment to the Awardee equal to all or a portion of his withholding obligation.

    Notwithstanding the above and to the extent permitted by the Committee, an Optionee may make a written election to have shares having an aggregate fair market value sufficient to satisfy the applicable withholding taxes withheld from the shares otherwise to be received upon the exercise of the option. Elections by Optionees to have shares withheld for this purpose will be subject to the following provisions:

                  (a) they must be made prior to the date as of which the amount of tax withheld is determined (the "Tax Date");

                  (b) the option price under any option may not be reduced to less, than the fair market value, as determined by the Committee consistent with the requirements of Section 422 of the Code, of the stock on the date such option is granted, except as provided in Section 7 hereof;

                  (c) they will be irrevocable; and

                  (d) they will be subject to the disapproval of the Committee.



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    10. Tax  Benefit.  The  Committee  may,  in its sole  discretion,  include a provision in any Option Agreement or Restricted Share Agreement that provides for an additional cash payment from the Corporation to the grantee of such option or award equal to the tax benefit to be received by the Corporation attributable to its federal income tax deduction, if any, resulting from the exercise, vesting, cancellation, disposition or other transaction involving the option or the shares subject to the option or restricted share award.

    11. Replacement and Extension of the Terms of Options and Cash Awards. The Committee from time to time may permit an Optionee (other than an Outside Director) under the Plan or any other stock option plan heretofore or hereafter adopted by the Corporation or any Subsidiary to surrender for cancellation any unexercised outstanding stock option and receive from his employing corporation in exchange therefor an option for such number of shares of Common Stock as may be designated by the Committee. Such Optionees also may be granted related cash awards as provided in Section 10 hereof.

    12. Amendment. The Board of Directors of the Corporation may amend the Plan from time to time and, with the consent of the Optionee, the terms and provisions of his Awards, except that without the approval of the holders of at least a majority of the shares of the Corporation voting in person or by proxy at a duly constituted meeting or adjournment thereof:

                  (a) the number of shares of stock which may be reserved for issuance under the plan may not be increased except as provided in
         Section 7 hereof;

                  (b) the period during which an option may be exercised may not be extended beyond ten (10) years and one day from the day on which such option was granted;

                  (c) the class of persons to whom Awards may be granted under the Plan shall not be modified materially;

                  (d) the benefits accruing to Awardees under the plan may not be materially increased;

                  (e) the number of shares subject to options to be granted to outside Directors or the date of grant or the exercise price and other terms thereof shall not be changed except as provided in Section 7 hereof unless the Corporation at the time has ceased to have its Common Stock registered under ss. 12 of the 1934 Act.

    No amendment of the Plan, however, may, without the consent of the Awardees, make any changes in any outstanding Awards theretofore granted under the Plan which would adversely affect the rights of such Awardees.

    13. Termination. The Board of Directors of the Corporation may terminate the Plan at anytime and no award shall be granted thereafter. Such termination, however, shall not affect the validity of any award theretofore granted under the Plan. In any event, no incentive stock option may be granted under the Plan after the conclusion of a ten (10) year period commencing on the


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date the Plan is adopted or, if earlier, the date the Plan is approved by the
Corporation's shareholders.

    14. Successors. This Plan shall be binding upon the successors and assigns of the Corporation.

    15. Governing Law. The terms of any awards granted hereunder and the rights and obligations hereunder of the Corporation, the Awardees and their successors in interest shall, except to the extent governed by Federal law, be governed by Indiana law.

    16. No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ or service of the Corporation or its Subsidiaries or affect any rights that the Corporation, a Subsidiary, or the shareholders of the Corporation may have to terminate his service at any time.

    17. Government and Other Regulations. The obligations of the Corporation to issue or transfer and deliver shares under options granted under the Plan shall be subject to compliance with all applicable laws, governmental rules and regulations, and administrative action.

    18. Effective Date. The Plan shall become effective on the Closing Date; provided, however, that the granting of any option under the Plan or restricted share award is conditional upon the approval of the Plan by the Corporation's shareholders no later than twelve (12) months after such effective date and the options granted pursuant to the Plan may not be exercised until the Board of Directors of the Corporation has been advised by counsel that such approval has been obtained and all other applicable legal requirements have been met, provided, further, that if shareholder approval does not occur or if the closing of the Public Offering does not occur as provided above, the Plan and all outstanding options and restricted share awards shall terminate.